UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549

FORM 8-K/A Amendment 1

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2005

ANTICUS INTERNATIONAL CORPORATION (Exact Name of Registrant as Specified in its Charter)

Nevada	333-101420	98-0375504

(State of Organization)	(Commission File Number)	(I.R.S. Employer
Identification No.)

2175 rue de la Montagne, Suite 300 Montreal, Quebec, Canada H3G 1Z8 (Address of Principal Executive Offices)

(514) 875-5072 Extension 19 Registrants Telephone Number

(Former Name or Address of Registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ANTICUS INTERNATIONAL CORPORATION

Report on Form 8-K

Section 1 – Registrant’s Business and Operations

Item 1.01 – Entry Into a Material Definitive Agreement

On July 19, 2005, Anticus International Corporation (“Anticus”) acquired the rights to enter into a merger agreement with Deltacrypt Technologies, Inc. (“Delta”), a Canadian-based technology developer and provider of versatile encryption technology. Anticus acquired the rights to merge with NPI from 610051 N.B. Inc., a private Canadian corporation, which entered into an agreement with Delta regarding the merger of Delta into a public company (the “Agreement”).

610051 N.B. Inc. is owned by Michele Delisle, who owns 26,252 shares of Anticus, which represents less than 5% of Anticus’ total issued and outstanding shares. A finders fee of up to 1,500,000 common shares may be payable to 610051 N.B. Inc., no shares have been issued as of the date of this report.

Pursuant to the Agreement, the shareholders of Deltacrypt will receive such number of common shares of Anticus as to equal approximately 66.6% of the shares of Anticus’ common stock as calculated after such issuance. The agreement is contingent upon Anticus providing a minimum of $750,000 of additional capital. Anticus is obligated to reduce all of its debts and liabilities to a maximum of $25,000 prior to completion of the acquisition of Deltacrypt. The acquisition is subject to the approval by the shareholders of both Deltacrypt and Anticus. As part of the acquisition, Anticus will change its name to “Deltacrypt Inc.” or a similar name to reflect the new business of Anticus following the acquisition. Anticus will expand its board of directors to five (5).

On September 8, 2005 Anticus and Deltacrypt modified the prior agreement to include an additional condition requiring the acquirer (Anticus or 610051 N.B) to advance Deltacrypt an estimated $27,000 CDN per month from August 1, 2005 to fund Deltacrypt operations until full completion of the merger. All funds advanced are to be applied to the condition requiring Anticus to provide a minimum of $750,000 of available capital to Deltacrypt at the close of the merger.

Anticus and Deltacrypt are continuing efforts to completing a definitive agreement based on the rights acquired in the agreement with 610051 N.B. Inc.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

(a) Within 71 days from the required filing date of the original Form 8-K, Anticus will file an amendment to this Form 8-K and include as exhibits the audited financial statements of Deltacrypt and any applicable interim financial statements. Anticus will also file pro forma financial information showing the affects of the acquisition of Deltacrypt.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Anticus International Corporation

Date: September 14, 2005	By:	\s\ Michel Brisson

		Name:	Michel Brisson
		Title:	President, Principal Executive Officer
and Principal Accounting Officer